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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2021

Precision BioSciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38841	20-4206017
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 East Pettigrew St., Suite A-100, Durham, North Carolina 27701

(Address of principal executive offices) (Zip Code)

(919) 314-5512

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000005 per share	DTIL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On December 21, 2021, Precision BioSciences, Inc. (the “Company”) issued a press release announcing it entered into an agreement with a syndicate of investors led by Accelr8, pursuant to which it contributed its Food segment to a new private company. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

The information in this Item 7.01 (including Exhibit 99.1) of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On December 17, 2021, the Company and its wholly owned subsidiary, Elo Life Systems, Inc., entered into an agreement pursuant to which they contributed substantially all of the assets of the Company’s Food segment to a newly formed entity which plans to change its name to Elo Life Systems, Inc. (“New Elo”). Following the completion of the contribution, the Company maintains an equity stake in New Elo. In connection with the contribution, the Company also granted New Elo an exclusive license to certain of the Company’s intellectual property for use in non-medical applications with respect to plants, farm animals and certain other organisms. In addition, all of the Company’s employees in its Food segment, including its management, became employees of New Elo.

As consideration for the assets and license rights transferred by the Company to New Elo, the Company received common stock in New Elo and was issued a note payable by New Elo.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release of Precision BioSciences, Inc. dated December 21, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION BIOSCIENCES, INC.

Date: December 21, 2021	By:	/s/ John Alexander Kelly
John Alexander Kelly
Chief Financial Officer